UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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TETRA TECHNOLOGIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 9, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement and Annual Report/Form 10-K Combo Document

To view this material, have the 12-digit Control Number(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before April 19, 2008.

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25025 Interstate 45 North 6th Floor The Woodlands, TX 77380

TETRA TECHNOLOGIES, INC.

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location

The Annual Meeting for holders as of March 11, 2008 is to be held on May 9, 2008 at 11:00 A.M. CST at:
Hyatt Regency Houston Hotel
1200 Louisiana Street
Houston, TX 77002.

Voting items

The Board of Directors recommends that you vote “FOR” proposals 1, 2, and 3.

(1)	To elect eight directors to serve one-year terms ending at the 2009 Annual Meeting of Stockholders, or until their successors have been duly elected or appointed.
	Nominees:	01) Paul D. Coombs	05) Allen T. McInnes
		02) Ralph S. Cunningham	06) Kenneth P. Mitchell
		03) Tom H. Delimitros	07) William D. Sullivan
		04) Geoffrey M. Hertel	08) Kenneth E. White, Jr.

(2)	To ratify and approve the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

(3)	To consider and vote upon a proposal to amend and restate the TETRA Technologies, Inc. Amended and Restated 2007 Equity Incentive Compensation Plan.